UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    September 18, 2008

UNITED STATES 12 MONTH OIL FUND, LP
(Exact name of registrant as specified in its charter)
Delaware	001-33859	20-0431897
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1320 Harbor Bay Parkway, Suite 145 Alameda, California 94502
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code	(510) 522-3336

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 18, 2008, United States Commodity Funds LLC, the general partner of United States 12 Month Oil Fund, LP (the “Registrant”), issued a press release announcing that the Registrant will transfer the listing of its limited partnership units that are currently listed on the American Stock Exchange (the “Amex”) to NYSE Arca, Inc. after the close of NYSE Euronext’s planned acquisition of the Amex.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press Release dated September 18, 2008.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES 12 MONTH OIL FUND, LP
Date: September 18, 2008	By: United States Commodity Funds LLC, its general partner By: /s/ Nicholas D. Gerber
Name: Nicholas D. Gerber Title: President and Chief Executive Officer